Defiance S&P 500 Income Target ETF

Schedule of Investments

May 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 98.2%		Shares	Value
iShares Core S&P 500 ETF(a)(b)		196,900	$149,653,845

TOTAL EXCHANGE TRADED FUNDS (Cost $113,318,590)			149,653,845

PURCHASED OPTIONS - 0.2%(c)(d)(e)(f)	Notional Amount	Contracts	Value
Call Options - 0.2%
S&P 500 Index, Expiration: 6/1/2026; Exercise Price: $7,594.46	$150,085,188	198	345,114

TOTAL PURCHASED OPTIONS (Cost $345,277)			345,114

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%		Shares	Value
First American Government Obligations Fund - Class X, 3.55%(g)		439,056	439,056

TOTAL SHORT-TERM INVESTMENTS (Cost $439,056)			439,056

TOTAL INVESTMENTS - 98.7% (Cost $114,102,923)			$150,438,015
Other Assets in Excess of Liabilities - 1.3%			1,908,594
TOTAL NET ASSETS - 100.0%			$152,346,609

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	All or a portion of this security has been pledged as collateral for written options. As of May 31, 2026, the total value of securities pledged as collateral is $61,465,244.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	Held in connection with written option contracts. See Schedule of Written Options Contracts for further information.
(f)	Non-income producing security.
(g)	The rate shown represents the 7-day annualized effective yield as of May 31, 2026.

Defiance S&P 500 Income Target ETF

Schedule of Written Options Contracts

May 31, 2026 (Unaudited)

WRITTEN OPTIONS - (0.3)%(a)(b)	Notional Amount	Contracts	Value
Call Options - (0.3)%
S&P 500 Index, Expiration: 6/1/2026; Exercise Price: $7,580.06	$(150,085,188)	(198)	$(480,348)

TOTAL WRITTEN OPTIONS (Premiums received $480,185)			$(480,348)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.